                            AGREEMENT OF JOINT FILING

        The parties listed below agree that the Amendment No. 24 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of them shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: May 8, 2002


                                          AIMCO PROPERTIES, L.P.

                                          By:  AIMCO-GP, INC.
                                               (General Partner)


                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President

                                          AIMCO-GP, INC.


                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President

                                          APARTMENT INVESTMENT AND
                                          MANAGEMENT COMPANY


                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President


                                          INSIGNIA PROPERTIES, L.P.

                                          By:  AIMCO/IPT, INC.
                                               (General Partner)

                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President


                                          AIMCO/IPT, INC.


                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President

                                          COOPER RIVER PROPERTIES,
                                          L.L.C.

                                          By:    /s/ Patrick J. Foye
                                              --------------------------------
                                                     Executive Vice President